UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2026

IMMIX BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41159	45-4869378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11400 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

(Address of principal executive offices)

(310) 651-8041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	IMMX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 25, 2026, Immix Biopharma, Inc., a Delaware corporation (the “Company”) and Citizens JMP Securities, LLC entered into Amendment No. 1 (“Amendment No. 1”) to that certain At The Market Offering Agreement, dated June 3, 2025 (the “Sales Agreement”), pursuant to which the Company may offer and sell, from time to time, at its option, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), through Citizens JMP Securities, LLC, as sales agent (the “Sales Agent”), having an aggregate offering price of up to $100,000,000 (the “Shares”) in an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The issuance and sale of Shares, if any, under the Sales Agreement will be made under the Company’s current effective registration statement on Form S-3 (File No. 333-292665), previously filed with the Securities and Exchange Commission (the “SEC”) on January 9, 2026, and declared effective by the SEC on January 22, 2026, including the prospectus dated January 9, 2026 and the prospectus supplement relating to this offering filed with the SEC on March 25, 2026, by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including privately negotiated and block transactions.

Under the terms of the Sales Agreement, as amended by Amendment No. 1, the Company will not issue or sell through the Sales Agent such number or dollar amount of Shares that would exceed the number or dollar amount of shares of Common Stock registered and available on the Registration Statement and as reflected on the prospectus supplement pursuant to which the offering is being made, exceed the number of authorized but unissued shares of Common Stock, or exceed the number or dollar amount of shares of Common Stock permitted to be sold under Form S-3 (including General Instruction I.B.6 thereof, if applicable). The Sales Agent will use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of the Nasdaq Capital Market, to sell the Common Stock from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose).

The Company will pay the Sales Agent a commission of three percent (3.0%) of the gross sales proceeds of any Common Stock sold through the Sales Agent under the Sales Agreement, and also has provided the Sales Agent with customary indemnification and contribution rights. The Company will also reimburse the Sales Agent for certain specified expenses in connection with entering into the Sales Agreement up to a maximum of $50,000.

The foregoing description of the Sales Agreement, including Amendment No. 1 thereto, does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement and Amendment No. 1, copies of which are filed herewith as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Blank Rome LLP, counsel to the Company, has issued a legal opinion relating to the validity of the Shares. A copy of such legal opinion, including the consent included therein, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Blank Rome LLP
10.1	At The Market Offering Agreement, dated June 3, 2025, by and between Immix Biopharma, Inc. and Citizens JMP Securities, LLC (incorporated by reference to the Registrant’s Current Report on Form 8-K filed June 3, 2025, File No. 001-41159)
10.2	Amendment No.1 to At The Market Offering Agreement, dated March 25, 2026, by and between Immix Biopharma, Inc. and Citizens JMP Securities, LLC
23.1	Consent of Blank Rome LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immix Biopharma, Inc.

Dated: March 25, 2026	/s/ Ilya Rachman
Ilya Rachman, Ph.D., M.D.
Chief Executive Officer

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